                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                           First Franklin Corporation
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined:

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 25, 2005

      The Annual Meeting of Stockholders (the "Meeting") of First Franklin Corporation (the "Company"), the holding company for The Franklin Savings and Loan Company, will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241 on April 25, 2005, at 3:00 p.m. local time.

      The Meeting is for the following purposes, all of which are described in the accompanying Proxy Statement:

            1.    The reelection of one director of the Company;

            2. The ratification of the selection of Clark, Schaefer, Hackett & Co. as the independent auditors of the Company for the current fiscal year; and

            3. Such other matters as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned.

      Stockholders of record at the close of business on March 9, 2005, are entitled to vote at the Meeting and any adjournments thereof. A proxy card and a proxy statement for the Meeting are enclosed. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. The proxy will not be used if you submit a written revocation or a later-dated proxy to the Company before the commencement of voting at the Meeting or if you attend the Meeting and vote in person.

Cincinnati, Ohio                           By Order of the Board of Directors
March 25, 2005

                                           Thomas H. Siemers
                                           President and Chief Executive Officer

      IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                           FIRST FRANKLIN CORPORATION
                               4750 ASHWOOD DRIVE
                             CINCINNATI, OHIO 45241
                                 (513) 469-5352

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2005

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of First Franklin Corporation (the "Company") of proxies to be used at the 2005 Annual Meeting of Stockholders of the Company (the "Meeting") and all adjournments thereof. The Meeting will be held at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, on April 25, 2005, at 3:00 p.m. local time. The Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 25, 2005.

      The shares represented by proxies will be voted at the Meeting and at all adjournments thereof. Stockholders who submit proxies may revoke them at any time before the commencement of voting at the Meeting by either (i) submitting a written revocation or a later-dated proxy to the Secretary of the Company, or
(ii) attending the Meeting and voting in person before the proxy is exercised. Attending the Meeting will not, by itself, revoke a proxy. Each properly executed proxy received by the Board of Directors of the Company and not revoked will be voted as directed by the stockholder or, in the absence of specific instructions to the contrary, will be voted:

      FOR the reelection of John L. Nolting as a director of the Company for a term expiring in 2008; and

      FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. ("Clark Schaefer") as the independent auditors of the Company for the current fiscal year.

      Proxies may be solicited by the directors, officers and other employees of the Company and/or The Franklin Savings and Loan Company ("Franklin") in person or by telephone, telegraph, mail, facsimile or electronic mail for use only at the Meeting. The Company will bear the costs of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy and will pay all other costs incurred in the solicitation of proxies by the Board of Directors.

      Only stockholders of record as of the close of business on March 9, 2005, are entitled to notice of, and to vote at, the Meeting, and each such stockholder is entitled to one vote for each share held on such date. As of that date, the Company had 1,654,706 shares of common stock issued and outstanding.

                                 REQUIRED VOTES

      A majority of the shares of the Company's issued and outstanding common stock, present in person or represented by proxy at the Meeting, will constitute a quorum for the Meeting. Abstentions and broker "non-votes" (described below) are counted for purposes of determining a quorum.

      Under Delaware law and the Company's Bylaws, the following proposals must receive the corresponding vote to be adopted:

          Proposal                                        Required vote
          --------                                        -------------
1) Election of directors                 The nominee receiving the greatest number of
                                         votes will be elected to the Board of Directors.

2) Ratification of the selection of      The affirmative vote of a majority of the shares
   Clark Schaefer as the independent     represented in person or by proxy at the Meeting is
   auditors of the Company for the       necessary to ratify the selection of Clark Schaefer as
   current fiscal year                   auditors of the Company.

      Stockholders holding shares in "street name" should review the information provided to them by the brokerage firm, bank or other record holder of the shares. This information will describe the procedures to follow to instruct the nominee how to vote the street name shares and to revoke previously given instructions.

      If your shares are held in street name and you do not return a proxy card, brokerage firms have the authority, under applicable rules of The Nasdaq Stock Market and other self-regulatory organizations of which they are members, to vote your shares in their discretion on certain routine matters. The election of directors and the ratification of auditors are considered routine. Consequently, if you do not provide a proxy to vote your shares, your brokerage firm may elect to vote or not vote your shares for you. Proxies signed and submitted by brokerage firms which have not been voted are referred to as "non-votes." Broker non-votes, abstentions and proxies as to which the authority to vote is withheld are counted toward the establishment of a quorum, but are not counted toward the election of directors. A non-vote or an abstention on the ratification of the selection of auditors has the same effect as a vote against ratification.

      If you sign and date a proxy but do not specify how you wish it to be voted, it will be voted FOR the reelection of the nominee for director and FOR the ratification of the selection of Clark Schaefer as the independent auditors of the Company for the current fiscal year.

                           OWNERSHIP OF COMPANY STOCK

      The following table contains share ownership information as of March 9, 2005, for (i) each director of the Company, (ii) each individual named in the Summary Compensation Table under the heading "Executive Compensation," (iii) and all directors and officers of the Company and its most significant subsidiary, Franklin, as a group.

                                                  Shares beneficially            Percent of
Name and address (1)                                    owned (2)                 class (3)
----------------------------------------------    -------------------            ----------
Richard H. Finan                                       83,924(4)                    5.05
Donald E. Newberry, Sr.                                 3,875(5)                    0.23
John L. Nolting                                         6,500(6)                    0.39
Gretchen J. Schmidt                                    81,117(7)                    4.85
Thomas H. Siemers                                     369,041(8)                   21.79
Mary W. Sullivan                                        5,375(9)                    0.32
Daniel T. Voelpel                                      64,130(10)                   3.83
All directors and executive officers of the
  Company and Franklin as a group (11 persons)        583,442(11)                  33.25

----------
(1) Each of the persons listed in this table may be contacted at the address of the Company, 4750 Ashwood Drive, Cincinnati, Ohio 45241.

(2) Unless otherwise indicated by footnote, the individual has sole voting and investment power for all shares reported as beneficially owned.

(3) Based on 1,654,706 shares outstanding plus the number of vested stock options held by the person or group.

(4) Includes 6,500 shares that may be acquired upon the exercise of stock options and 37,500 shares as to which Mr. Finan shares voting and investment power.

(5) Includes 2,625 shares that may be acquired upon the exercise of stock options.

(6) Includes 4,750 shares that may be acquired upon the exercise of stock options.

(7) Includes 19,500 shares that may be acquired upon the exercise of stock options, 15,696 shares allocated to Ms. Schmidt's Franklin Savings and Loan Company Employee Stock Ownership Plan (the "ESOP") account and 1,350 shares as to which Ms. Schmidt shares voting and investment power.

(8) Includes 39,000 shares that may be acquired upon the exercise of stock options, 47,799 shares allocated to Mr. Siemers' ESOP account as to which he has sole voting and investment power, 33,356 shares as to which Mr. Siemers has shared voting and investment power, 130,400 shares owned by the ESOP and allocated to the accounts of other participants and 2,420 unallocated ESOP shares as to which Mr. Siemers has shared investment power as the ESOP Trustee.

(9) Includes 2,625 shares that may be acquired upon the exercise of stock options and 1,500 shares as to which Ms. Sullivan shares voting and investment power.

(10) Includes 18,200 shares that may be acquired upon the exercise of stock options, 25,552 shares allocated to Mr. Voelpel's ESOP account and 16,000 shares as to which Mr. Voelpel shares voting and investment power.

(Footnotes continued on next page)

(11) Includes shares held directly, shares allocated to executive officers' accounts in the ESOP, shares that may be acquired upon the exercise of stock options and shares held by certain family members over which the specified persons effectively exercise sole or shared voting and investment power. Also includes the shares that may be deemed to be beneficially owned by Mr. Siemers as Trustee of the ESOP. Shares owned by the ESOP are counted only once in calculating the total number of shares held by Mr. Siemers and the other directors and executive officers as a group.

      The following table contains share ownership information as of March 9, 2005, regarding those persons or entities who were known by the Company to beneficially own more than five percent of the Company's outstanding shares:

                                                            Shares beneficially         Percent of
 Name and address                                                  owned                  class
 ----------------                                           -------------------         ----------
Thomas H. Siemers (1)
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241                                          369,041                 21.79

Franklin Savings & Loan Company
Employee Stock Ownership Plan (2)
  4750 Ashwood Drive
  Cincinnati, Ohio 45241                                          180,619                 10.92

Jeffrey L. Gendell (3)
  55 Railroad Ave.
  3rd Floor
  Greenwich, Connecticut 06830                                    100,353                  6.06

Tontine Financial Partners, L.P. (3)
Tontine Management, L.L.C. (3)
  55 Railroad Ave.
  3rd Floor
  Greenwich, Connecticut 06830                                     91,353                  5.52

Richard H. Finan (4)
  First Franklin Corporation
  4750 Ashwood Drive
  Cincinnati, Ohio 45241                                           83,924                  5.05

----------
(1)   See footnote (8) in the preceding table.

(2) All shares held by the ESOP are also included as shares beneficially owned by Mr. Siemers as Trustee of the ESOP.

(3) Based upon information contained in a Schedule 13D filed August 21, 2003, with the Securities and Exchange Commission (the "SEC") by Tontine Financial Partners, L.P., Tontine Management, L.L.C. and Mr. Jeffrey L. Gendell. According to the Schedule 13D filing, each of the foregoing reported shared voting power and shared dispositive power over 91,353 shares and Mr. Gendell reported sole voting power and sole investment power over 9,000 shares.

(4)   See footnote (4) in the preceding table.

                   ELECTION OF DIRECTORS AND BOARD INFORMATION

      The Company's Board of Directors takes a critical role in guiding the Company's strategic direction and overseeing the Company's management. There are five members of the Company's Board of Directors, a majority of whom the Board has determined are "independent directors" under applicable Nasdaq rules. Directors are elected to serve for three-year terms and until their respective successors are duly elected and qualified. Approximately one-third of the Board of Directors is elected annually.

NOMINATIONS PROCESS AND CANDIDATE SELECTION

      The Company's Nominating Committee oversees the nominations process and recommends to the Board a slate of nominees for election as directors. The members of the Nominating Committee are Mr. Finan, Rev. Newberry and Ms. Sullivan, each of whom is independent under applicable Nasdaq rules. The Nominating Committee operates pursuant to a charter that sets forth its responsibilities regarding the nominations process. The charter is not currently available on the Company's website, however, a copy of the Nominating Committee Charter was attached as Exhibit A to the Proxy Statement for the 2004 Annual Meeting of Stockholders.

      The Nominating Committee has not established a formal process for identifying and evaluating nominees due to the committee's desire to approach the nominations process according to the composition of the Board at the time. However, the process for identifying and evaluating nominees is generally as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. When searching for a new candidate, the committee may look first to the board of Franklin for any potential candidates who are currently serving on Franklin's board but not on the Company's board. The Nominating Committee will then either nominate incumbent directors for reelection, will nominate current directors of Franklin to serve on the Company's board or, if the committee feels a new director is necessary or desirable, will use its network of contacts to compile a list of potential candidates. The committee then meets to discuss and consider each candidate's qualifications and chooses the nominees by majority vote.

      The Nominating Committee does not have any specific criteria that it believes nominees for election as directors of the Company must meet. However, the committee generally looks for candidates who will be most effective in meeting the long term interests of the Company and its stockholders, who possess high personal values, integrity and judgment and who have an understanding of the environment in which the Company does business. Factors such as community involvement, financial and business development expertise and business experience are all considered when evaluating potential nominees. In the case of new director candidates, the committee determines whether the nominee is "independent" and whether the new director must be independent for the Company to remain in compliance with Nasdaq listing requirements.

      The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee Charter provides that the committee will receive and evaluate candidates for director proposed by stockholders equally, and using the same criteria, as recommendations from the Board, the committee, management or other sources. Other than as set forth in the charter, the Nominating Committee does not have any other policies regarding the consideration of such recommendations. The lack of policies regarding stockholder recommendations is primarily due to the Company's lack of experience with such recommendations and the need to evaluate such recommendations on a case-by-case basis.

      A stockholder who wishes to make a recommendation for a director candidate should contact the Board of Directors in the manner described in this Proxy Statement under the heading "Stockholder Communications with Directors." Any stockholder wishing to make a formal nomination for a director candidate must follow the procedures set forth in Article III, Section 13 of the Company's Bylaws.

NOMINEE AND INCUMBENT DIRECTORS

      Pursuant to the Nominating Committee's recommendation, the Board of Directors proposes the election of the following nominee to serve as a director of the Company until the annual meeting of stockholders in 2008 and until his successor is duly elected and qualified:

                                               Positions held with              Year first
                                                   the Company             elected director of         Term to
Name                           Age (1)             and Franklin            the Company/Franklin        expire
----                           -------         -------------------         --------------------        -------
John L. Nolting                  72                  Director                   1987/1981                2008

----------
(1)   As of March 9, 2005.

      John L. Nolting has been the President and Chief Executive Officer of DataTech Services, Inc., a computer service company located in Cincinnati, since 1974. He also is a Vice President of N-Soft of North America, a developer of software tools for the telecommunications industry, serves as the President and Chief Executive Officer of Synoprise Solutions, Inc., a software developer located in Cincinnati, and is a director and the President of DirectTeller Systems, Inc.

      If Mr. Nolting is unable to serve, the shares represented by all valid proxies will be voted for the election of the substitute nominee, if any, recommended by the Board of Directors. At this time, the Board knows of no reason why Mr. Nolting might be unable to serve if elected. There are no arrangements or understandings between Mr. Nolting and any other person pursuant to which he was selected.

      Your Board of Directors recommends that you vote FOR the reelection of Mr. Nolting.

      The following directors will continue to serve after the Meeting for the terms set forth opposite their names:

                                               Positions held with              Year first
                                                   the Company             elected director of         Term to
Name                           Age (1)             and Franklin            the Company/Franklin        expire
----                           -------      --------------------------     --------------------        -------
Richard H. Finan                  70                 Director                    1987/1968              2006

Mary W. Sullivan                  48                 Director                    2003/1996              2006

Donald E. Newberry, Sr.           77                 Director                    2003/1996              2007

Thomas H. Siemers                 71        President, Chief Executive           1987/1953              2007
                                               Officer and Director

----------
(1)   As of March 9, 2005

      Richard H. Finan is an attorney and has had a private legal practice since 1959. He was a member of the Ohio General Assembly from 1973 until 2002, and served as President of the Ohio Senate from 1997 until 2002. Mr. Finan is also a director of Union Central Life Insurance Company.

      Mary W. Sullivan has been an attorney with the Cincinnati, Ohio law firm of Peck, Shaffer & Williams LLP since 1980. Ms. Sullivan also serves as a director of Summit Mutual Funds, Inc. and is a former member of the Ohio Elections Commission.

      Donald E. Newberry, Sr. has served as pastor of the Lee Chapel AME Church for over 40 years. Rev. Newberry has been involved in numerous civic and charitable organizations, including the Dan Beard Council of Boy Scouts, the Cincinnati Board of Health, Victory Neighborhood Services of Greater Cincinnati and the Board of Directors of the Payne Theological Seminary.

      Thomas H. Siemers has been employed by Franklin since 1949, has been a director of Franklin since 1953, and has served as President and Chief Executive Officer since 1968. Mr. Siemers served as a director of the Federal Home Loan Bank of Cincinnati from 1978 to 1983, as the Chairman of the Ohio Savings and Loan League in 1981 and 1982 and served on the Executive Committee of the U.S. League of Savings Institutions from 1982 to 1985. Mr. Siemers also serves a director of Intrieve, Incorporated. Mr. Siemers is the father of Ms. Schmidt, the Secretary and Treasurer of the Company.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE COMPANY

      Regular meetings of the Company's Board of Directors are held quarterly. During the year ended December 31, 2004, the Company's Board of Directors held a total of seven regular and special meetings. With the exception of Rev. Newberry, all of the directors of the Company attended at least 75% of the total meetings of the Company's Board of Directors and meetings held by all committees of the Company's Board of Directors on which such director served during the year. The Company has no standing compensation committee and currently pays no compensation to any of its employees, which are comprised solely of its executive officers. In the event the Company pays any compensation in the future, in accordance with Nasdaq rules, decisions regarding executive officer compensation would be made by the independent directors. The Company's Nominating and Audit Committees are discussed below.

      Nominating Committee. The Nominating Committee is comprised of Mr. Finan, Rev. Newberry and Ms. Sullivan, each of whom is independent under applicable Nasdaq rules. The Nominating Committee met once during 2004. More information on the Nominating Committee can be found above under the heading "Nominations Process and Candidate Selection."

      Audit Committee. The Company's Audit Committee is also comprised of Mr. Finan, Rev. Newberry and Ms. Sullivan. The Audit Committee met four times during 2004. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT" below.

      The SEC has adopted rules requiring companies to disclose whether or not at least one member of the Audit Committee is a "financial expert" as defined in such rules, and, if not, why. The Board of Directors has determined that none of the members of the Audit Committee meets the criteria necessary to be a "financial expert," which is basically limited to those who have prepared or audited public company financial statements. While it might be possible to recruit a person who meets these qualifications, the Board has determined that in order to fulfill all of the functions of the Board and the Audit Committee, it is not in the best interests of the Company to nominate someone as a director solely because he or she would qualify as a "financial expert." The Audit Committee consists of three non-employee directors, each of whom is independent and meets all of the Nasdaq requirements for audit committee membership, and one of whom, Mr. Finan, has "financial sophistication" under Nasdaq rules. They have been selected for the Audit Committee by the Board based upon the Board's determination that they are fully qualified to monitor the performance of management, the public disclosures by the Company of its financial condition and performance, our internal accounting operations and our independent auditors. In addition, the Audit Committee has the ability to retain its own independent accountants, counsel or other consultants whenever it deems appropriate.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEE OF FRANKLIN

      The Board of Directors of Franklin, the principal subsidiary of the Company, includes the five directors of the Company, as well as Gretchen J. Schmidt and John J. Kuntz. Franklin's Board of Directors holds regular monthly meetings. Franklin's Board held a total of 12 regular and special meetings during 2004. All directors attended at least 75% of the total meetings of Franklin's Board of Directors and meetings held by all committees of Franklin's Board of Directors on which such director served. The Board of Directors of Franklin has standing Executive and Compensation Committees.

      Executive Committee. Franklin's Executive Committee consists of the President and three other members of Franklin's Board of Directors. Each Board member, other than the President, serves for a total of six months during the year on a rotating basis. This committee met three times during 2004 and will meet as necessary during 2005. The committee exercises the power of Franklin's Board of Directors between regular Board meetings. All of its actions are reviewed and ratified by Franklin's full Board of Directors.

      Compensation Committee. Franklin's Compensation Committee reviews and makes recommendations to Franklin's Board of Directors regarding compensation of, and benefit programs involving, Franklin's employees, including its executive officers. The Compensation Committee is comprised of Messrs. Siemers, Finan and Nolting, but Mr. Siemers does not participate in decisions regarding his own compensation. This committee met twice during 2004.

COMPENSATION OF THE BOARD OF DIRECTORS

      During 2004, each director who served during the year received director's fees of $7,500 from the Company and $19,500 from Franklin. Neither the Company nor Franklin pays fees for committee membership.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

      A stockholder may communicate with the Board of Directors by mailing a written communication to the Secretary of the Company, addressed to the whole Board of Directors, to an individual director or to a group of directors at the Company's address at 4750 Ashwood Drive, Cincinnati, Ohio 45241. All such communications will be reviewed by the Secretary and, except for communications clearly of a marketing nature, will then be forwarded to the full Board or to the specified director or directors.

DIRECTOR ATTENDANCE AT THE ANNUAL MEETING

      Absent exigent circumstances, the Company expects all directors and nominees for election as a director to attend the Company's annual meeting of stockholders. Directors and nominees who cannot attend an annual meeting in person are expected to, if possible, attend telephonically or through other means of communication. Any director or nominee who cannot attend an annual meeting is expected to notify the Secretary of the Company of his or her inability to attend as far in advance of the annual meeting as possible. All five directors attended the 2004 annual meeting of stockholders

                               EXECUTIVE OFFICERS

      The following information describes the business experience during the past five years of the executive officers of the Company and Franklin, other than Mr. Siemers whose experience is described above under the heading "ELECTION OF DIRECTORS AND BOARD INFORMATION." Each officer is elected annually to serve until his or her successor is elected and qualified, or until he or she resigns or is removed by the Board. There are no arrangements or understandings between the persons named below and any other person pursuant to which such officers were elected.

      Gregory W. Meyers, age 47, is a Vice President and the Chief Lending Officer of Franklin. Prior to joining Franklin in August 2004, Mr. Meyers served as First Vice President, Manager of Mortgage Lending of First Financial Bank in Hamilton, Ohio. From 1993 to 1997, Mr. Meyers was Vice President of Commercial Real Estate and Mortgage Lending with The Huntington National Bank.

      John P. Owens, age 47, is the Vice President of Special Projects of Franklin. Prior to joining Franklin in September 2004, Mr. Owens was a Vice President and Commercial Real Estate Officer with Oak Hill Bank. From 1998 until 2003, Mr. Owens was a Vice President and Chief Lending Officer with Ameriana Bank and Trust.

      Gretchen J. Schmidt, age 48, has been the Secretary and Treasurer of the Company since 1988. She also serves as Vice President of Operations, Secretary and a director of Franklin and is Vice President, Secretary and a director of Madison Service Corporation, Franklin's wholly owned subsidiary, and is the Secretary of DirectTeller Systems, Inc. Ms. Schmidt held a variety of part-time positions with Franklin between 1971 and 1978 and has held various full-time positions since 1978. Currently, she is responsible for branch operations and general corporate administration. Ms. Schmidt is the daughter of Mr. Siemers, the President of the Company.

      Lawrence J. Spitzmueller, age 47, joined Franklin in 1992 as Chief Compliance and Security Officer, became Vice President for Residential Lending in April 2002 and was named Vice President of Compliance and Internal Audit in 2003. Prior to joining Franklin, he was an enforcement attorney with the Office of Thrift Supervision.

      Daniel T. Voelpel, age 56, has been Vice President and Chief Financial Officer of the Company since 1988. He also serves as Vice President and Chief Financial Officer of Franklin, Treasurer of DirectTeller Systems, Inc. and Treasurer and a director of Madison Service Corporation. He has been with Franklin since 1983.

EXECUTIVE COMPENSATION

      The following table provides certain compensation information for Mr. Siemers, the President and Chief Executive Officer of the Company and Franklin, Mr. Voelpel, the Vice President and Chief Financial Officer of the Company and Franklin and Ms. Schmidt, the Secretary and Treasurer of the Company and Vice President of Operations and Secretary of Franklin. No other executive officer of the Company or Franklin received an annual salary and bonus exceeding $100,000 in the past three years. The table includes compensation paid in all forms by Franklin for all services rendered during the periods shown. The Company currently does not pay any compensation to its executive officers.

                           Summary Compensation Table

                                      Annual compensation (1)                     Long-term compensation
                                      -----------------------   ----------------------------------------------------------
                                                                               Awards                       Payouts
                                                                -----------------------------------  ---------------------
                                                                 Restricted   Securities underlying   LTIP      All other
                                          Salary     Bonus      stock awards      options/SARs       payouts  compensation
Name and principal position    Year        ($)        ($)           ($)              (#)(2)            (#)      (3)(4)(5)
---------------------------   ------  -----------  ----------   ------------  ---------------------  -------  ------------
THOMAS H. SIEMERS              2004   $   227,445     --             --               4,875            --     $     36,756
President, Chief Executive     2003   $   225,195     --             --               9,750            --     $     32,873
Officer and Director of the    2002   $   224,195     --             --               9,750            --     $     33,794
Company and Franklin

DANIEL T. VOELPEL              2004   $   128,363     --             --               2,250            --     $     22,297
Vice President and Chief       2003   $   125,000     --             --               4,500            --     $     20,205
Financial Officer of the       2002   $   120,000     --             --               4,500            --     $     20,324
Company and Franklin

GRETCHEN J. SCHMIDT            2004   $   110,565     --             --               2,250            --     $     18,469
Secretary and Treasurer of     2003   $   101,540     --             --               4,500            --     $     16,234
the Company, Vice President    2002   $    83,040     --             --               4,500            --     $     14,244
of Operations, Secretary and
Director of Franklin

----------

(1) Does not include amounts attributable to other misc ellaneous benefits received by Messrs. Siemers and Voelpel and Ms. Schmidt, the cost of which was less than 10% of their compensation.

(2) Represents the number of shares of common stock underlying options granted to Messrs. Siemers and Voelpel and Ms. Schmidt.

(3) For Mr. Siemers, consists of contributions to the Company's defined contribution plan of $20,500, $20,000 and $20,000 for 2004, 2003 and 2002,
      respectively, the $11,699, $10,335 and $12,229 value of the allocations to his ESOP account for 2004, 2003 and 2002, respectively, and life insurance premiums paid by Franklin of $4,557, $2,538 and $1,565 for 2004, 2003 and 2002, respectively.

(4) For Mr. Voelpel, consists of contributions to the Company's defined contribution plan of $13,563 $13,066 and $12,493 for 2004, 2003 and 2002, respectively, the $7,740, $6,752 and $7,638 value of the allocations to his ESOP account for 2004, 2003 and 2002, respectively, and life insurance premiums paid by Franklin of $994, $387 and $193 for 2004, 2003 and 2002, respectively.

(5) For Ms. Schmidt, consists of contributions to the Company's defined contribution plan of $11,563, $10,649 and $8,802 for 2004, 2003 and 2002, respectively, the $6,599, $5,503 and $5,382 value of the allocations to her ESOP account for 2004, 2003 and 2002, respectively, and life insurance premiums paid by Franklin of $307, $82 and $60 for 2004, 2003 and 2002, respectively.

STOCK OPTION INFORMATION

      The following table contains information regarding all grants of options to purchase shares of the Company's common stock made to Mr. Siemers, Mr. Voelpel and Ms. Schmidt during 2004:

                                                         Individual Grants
                      --------------------------------------------------------------------------------------------
                         Number of securities          % of total options/
                              underlying                 SARs granted to            Exercise or         Expiration
Name                  options/SARs granted (#)(1)   employees in fiscal year    base price ($/share)       date
----                  ---------------------------   ------------------------    --------------------    ----------
Thomas H. Siemers               4,875                         13.65                  $   22.42            3/01/10
Daniel T. Voelpel               2,250                          6.30                  $   20.38            3/01/15
Gretchen J. Schmidt             2,250                          6.30                  $   20.38            3/01/15

----------------
(1) Each option was granted on December 17, 2004, and is first exercisable for one-third of the shares subject to the option on each of January 20, 2006, 2007 and 2008, provided that both the option recipient and the Company achieve specified performance goals in 2005. If the recipient achieves his or her 2005 performance goals and the Company fails to achieve its 2005 performance goals, the recipient may exercise only 50% of his or her allocated options. If the recipient fails to achieve his or her 2005 performance goals, no options will be exercisable. The options are intended to qualify as incentive stock options.

      The following table contains information regarding the number and value of unexercised options held by Mr. Siemers, Mr. Voelpel and Ms. Schmidt at December 31, 2004:

                              Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Value
                      ----------------------------------------------------------------------------------------------
                                                      Number of securities underlying      Value of unexercised
                         Shares                         unexercised options/SARs at     in-the-money options/SARs at
                      acquired on        Value                  12/31/04                       12/31/04 ($)(2)
Name                    exercise    realized ($)(1)     exercisable/unexercisable        exercisable/unexercisable
-------------------   -----------   ---------------   -------------------------------   ----------------------------
Thomas H. Siemers           -                  -                30,875/19,500                 $  139,328/$58,955
Daniel T. Voelpel         900          $  10,518                 14,450/9,000                 $   85,955/$36,818
Gretchen J. Schmidt         -                  -                 15,750/9,000                 $  101,490/$36,818

----------------
(1) Value realized was calculated by multiplying the number of options exercised by the difference between the per share option exercise price of $7.75 and the closing price of the Company's shares on the date of exercise. The difference between the exercise price and the closing price on the date of exercise was $10.66 per share for 300 of the options exercised, $11.10 for 200 of the options exercised, $13.00 for 200 of the options exercised and $12.50 for 200 of the options exercised.

(2) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise price of the option. The value presented is determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price of the option and the $19.70 per share fair market value of the Company's stock on December 31, 2004.

EMPLOYMENT CONTRACTS

      Thomas H. Siemers. In October 2000, the Board of Directors of Franklin approved a three-year employment agreement with Mr. Siemers. The agreement provides for a salary and performance review by the Board of Directors at least annually. After such review and prior to the expiration of each year of the agreement, the Board of Directors may extend the agreement for periods of one year each. The current expiration date of the agreement is October 23, 2007. The agreement also provides for inclusion of Mr. Siemers in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave.

      The agreement may be terminated by Franklin at any time. In the event of termination by Franklin for "just cause," as defined in the agreement, Mr. Siemers has no right to receive any compensation or other benefits for any period following such termination. In the event of a termination other than for "just cause" and not in connection with a "change of control," as defined in the agreement, Mr. Siemers will be entitled to payment of an amount equal to his annual salary in monthly payments for a period of 36 months, plus benefits. The agreement further provides that in the event of a termination without just cause in connection with or within one year of a "change of control," Mr. Siemers will be entitled to payment of an amount equal to three times his annual salary. The amount which would be payable to Mr. Siemers in the event of a "change of control," based upon his salary as of December 31, 2004, is $682,335.

      Daniel T. Voelpel and Gretchen J. Schmidt. In February 2003, the Board of Directors of Franklin approved employment agreements for Mr. Voelpel and Ms. Schmidt. These agreements each provide for annual performance reviews by Franklin's Board of Directors or Mr. Siemers, the Chief Executive Officer. Upon completion of the review, the agreements may be extended in one year increments by Franklin's Board and have been extended through February 2007. The agreements also provide for vacation and sick leave, as well as participation by Mr. Voelpel and Ms. Schmidt in all formally established employee benefit, bonus and retirement plans maintained by Franklin.

      Franklin may terminate either agreement at any time. If Franklin terminates an agreement for "just cause," as defined in the agreement, Mr. Voelpel or Ms. Schmidt, as applicable, would have no right to receive any compensation or benefits under the agreement after the date of termination. If the termination is without "just cause" and not in connection with a "change of control," as defined in the agreement, he or she will be entitled to receive payment of his or her annual salary for a period of 12 months after termination, plus benefits. If the termination is in connection with a "change of control," Mr. Voelpel or Ms. Schmidt, as applicable, would be entitled to a payment of three times his or her annual salary. The amounts payable to Mr. Voelpel and Ms. Schmidt in the event of a "change of control," based upon their salaries as of December 31, 2004, would be $385,089 and $331,695, respectively.

TRANSACTIONS WITH AND INDEBTEDNESS OF DIRECTORS AND MANAGEMENT

      Franklin, like many financial institutions, has followed a policy of making loans to its officers, directors and employees for the financing and improvement of their personal residences and consumer loans for other purposes. Except as set forth below, such loans are made in the ordinary course of business on substantially the same terms and collateral as those available to the general public, and do not involve more than the normal risk of collectibility or present other unfavorable features. Currently, for loans to the employees, directors and officers of the Company or Franklin and their family members, interest rates are generally set at 1% over

Franklin's cost of funds, subject to adjustment to market rates in the event that employment is terminated. If the employment relationship is terminated, the rate reverts to the contract rate. Loan fees on mortgage loans to employees are generally waived, except to the extent of direct loan origination expenses incurred by Franklin. Other loans are reviewed on an individual basis and any preferential treatment given is based on the employee's length of service, work performance and past credit history.

      Set forth below is certain information at December 31, 2004, regarding all loans made by Franklin to each of its or the Company's current directors or executive officers which were granted at less than market rates and which, for any individual, resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 2003:

                                                                                                         Market interest
                                                          Largest amount    Balance as of   Current    rate at the time of
                          Date of       Nature of       outstanding since    December 31,   interest      origination /
Name                        loan       indebtedness      January 1, 2003        2004          rate        modification
------------------------  --------   ----------------   -----------------   -------------   --------   -------------------
John J. Kuntz              8/28/03   First mortgage -       $  268,000        $  262,565       4.500%        6.500%
                                     personal
                                     residence

John L. Nolting           04/15/98   First mortgage            110,809           106,495       5.375         6.375
                                     -personal
                                     residence

                          12/22/00   Line of credit             11,429             1,067       6.000         6.000
                                     (1)

Gretchen J. Schmidt       09/01/98   First mortgage -          217,659                 0       4.250         6.250
                                     prior residence

                          06/01/00   Consumer loan               5,474                 0       7.250         9.250

                          11/07/03   Line of credit            124,643           100,184       4.000         4.000
                                     (2)

                          11/10/03   First mortgage -          510,000           501,196       4.000         6.250
                                     personal
                                     residence (3)

Lawrence J. Spitzmueller  04/10/02   First mortgage -          155,493           148,387       4.000         5.875
                                     personal
                                     residence

                          08/13/02   Consumer loan               3,650                 0      10.250        12.250

Daniel T. Voelpel         10/05/93   First mortgage            115,635           105,828       4.000         5.750
                                     -personal
                                     residence (4)

                          03/27/00   Line of credit             22,119             8,423       4.500         4.500
                                     (5)

----------

(1) The market interest rate at the time of origination was prime rate and Mr. Nolting received the rate of prime rate minus 2%. Both the market rate and Mr. Nolting's rate have a 6% floor.

(2) This loan was originated at the market rate of 5.25% and carried this rate from the time of origination through December 31, 2004. This loan was modified in 2005 to its current rate.

(Footnotes continued on next page)

(3)   This loan was modified in 2004 to its current rate.

(4)   This loan was modified in 2004 to its current rate.

(5) The market interest rate at the time of origination was prime rate minus 1/2% and Mr. Voelpel received the rate of prime rate minus 2 1/2%. This loan was modified in 2004 to a market interest rate of prime rate minus 1/2%. Both the market rate and Mr. Voelpel's rate have a 3.50% floor.

      In addition to the loans described above, set forth below is certain information at December 31, 2004, regarding all loans made by Franklin to members of the immediate family of its or the Company's current directors or executive officers which were granted at less than market rates and which, for any individual, resulted in an aggregate indebtedness to Franklin exceeding $60,000 at any time since January 1, 2003:

                                                                                                            Market interest
                                                             Largest amount     Balance as of   Current    rate at the time
                            Date of        Nature of       outstanding since    December 31,    interest     origination /
Name                         loan        indebtedness        January 1, 2003         2004         rate      modification
------------------------   ---------   ----------------   -------------------   -------------   --------   ----------------
Michael J. Finan (1)        12/28/01   First mortgage -       $  158,121         $ 153,346         5.375         6.250
                                       personal
                                       residence (2)

Julie L. Gorsuch (1)        12/01/97   First mortgage -          229,508           220,355         5.375         6.250
                                       personal
                                       residence (2)

Stephanie S. Bloemer (3)    12/01/93   First mortgage -          114,272           107,896         4.000         5.375
                                       personal
                                       residence (2)

Heidi J. Walsh (3)          03/23/04   Consumer loan              18,024            16,178         5.490         7.490

                            08/28/02   First mortgage -          170,819           165,120         4.125         6.125
                                       personal
                                       residence (2)

                            04/01/02   Consumer loan              21,801            14,417         5.990         7.990

Daniel J. Nolting (4)       06/12/97   First mortgage -          242,704           232,684         5.375         6.250
                                       personal
                                       residence (2)

Christian A. Voelpel (5)    08/27/03   First mortgage -          175,400           172,294         4.500         5.500
                                       personal
                                       residence
Christina M. Freese (6)     04/10/02   First mortgage -          106,848           100,690         4.000         5.875
                                       personal
                                       residence (7)

----------

(1)   Mr. Finan's child.

(2)   This loan was modified in 2002 to its current rate.

(Footnotes continued on next page)

(3)   Mr. Siemers' daughter

(4)   Mr. Nolting's son.

(5)   Mr. Voelpel's son.

(6)   Mr. Spitzmueller's stepdaughter.

(7)   This loan was modified in 2004 to its current rate.

      The Company owns a 51% interest in DirectTeller Systems, Inc. ("DirectTeller"), an Ohio corporation that markets computer software developed by DataTech Services, Inc. ("DataTech") to financial institutions. Mr. Nolting is the President and Chief Executive Officer of DataTech, which owns the remaining 49% interest in DirectTeller. When the Board of Directors of the Company approved this venture in 1989, Mr. Nolting abstained from voting on the matter. The Company initially contributed $50,000 and DataTech contributed the software that it developed to the initial capitalization of DirectTeller. The Company is responsible for maintaining the financial records of DirectTeller and DataTech is obligated to manage its day to day operations, including software maintenance and marketing. DataTech does not receive a management fee for performing these services. The Company's investment in Direct Teller was $50,000 at December 31, 2004.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's stock, to file reports of ownership and changes of ownership in the Company's stock with the SEC. These persons are required by regulation to furnish the Company with copies of all
Section 16 reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16 reports required during the year ended December 31, 2004, were timely filed.

                        SELECTION OF INDEPENDENT AUDITORS

      Clark Schaefer conducted the independent audit of the Company for the year ended December 31, 2004, and the Audit Committee has selected Clark Schaefer as the independent auditors of the Company for the current fiscal year. Although the Company is not required by its governing documents or Delaware law to seek stockholder ratification of its auditors, the Board and the Audit Committee believe it is desirable to do so. If the selection of Clark Schaefer as the Company's auditors is not ratified, the Audit Committee will reconsider its selection.

      The Audit Committee and the Board of Directors request and recommend that the stockholders of the Company ratify the selection of Clark Schaefer as the independent auditors of the Company for the current fiscal year. Management of the Company expects that a representative of Clark Schaefer will be present at the Meeting, and that such representative will be available to respond to appropriate questions and will have an opportunity, if desired, to make a statement.

      Your Board of Directors and the Audit Committee recommend that you vote FOR the ratification of the selection of Clark Schaefer as independent auditors of the Company for the current fiscal year.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is comprised of three directors, all of whom the Board has determined are "independent" under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as engaging an accounting firm to audit the Company's financial statements. The Board of Directors and Audit Committee have adopted a charter to set forth the committee's responsibilities. A copy of the Company's Amended and Restated Audit Committee Charter was attached as Exhibit B to the Proxy Statement for the Company's 2004 Annual Meeting of Stockholders.

      The Audit Committee received and reviewed the report of Clark Schaefer regarding the results of their audit, as well as the written disclosures and the letter from Clark Schaefer required by Independence Standards Board Standard No.
1. The Audit Committee reviewed the audited financial statements with the management of the Company. A representative of Clark Schaefer also discussed with the Audit Committee the independence of Clark Schaefer from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61, as amended. Discussions between the Audit Committee and the representative of Clark Schaefer included the following:

      - Clark Schaefer's responsibilities in accordance with generally accepted auditing standards

      - The initial selection of, and whether there were any changes in, significant accounting policies or their application

      -     Management's judgments and accounting estimates

      -     Whether there were any significant audit adjustments

      -     Whether there were any disagreements with management

      -     Whether there was any consultation with other accountants

      - Whether there were any major issues discussed with management prior to Clark Schaefer's retention

      - Whether Clark Schaefer encountered any difficulties in performing the audit

      - Clark Schaefer's judgments about the quality of the Company's accounting principles

      - Clark Schaefer's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Clark Schaefer, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, to be filed with the SEC.

      Audit Committee

             Richard H. Finan
             Donald E. Newberry, Sr.
             Mary W. Sullivan

AUDIT AND NON-AUDIT FEES

      The following table presents fees paid by the Company to Clark Schaefer for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003, and fees billed for other services rendered by Clark Schaefer during those periods.

                                Year ended            Year ended
     Type of fees            December 31, 2004    December 31, 2003
     ------------            -----------------    -----------------
Audit fees (1)               $          79,160    $          66,811
Audit related fees (2)                     990                  260
Tax fees (3)                             9,369                4,900
All other fees (4)                       3,000                    -
                             -----------------    -----------------
Clark Schaefer total fees    $          92,519    $          71,971
                             =================    =================

----------

(1) These are fees for professional services performed by Clark Schaefer for the audit of the Company's annual financial statements and review of financial statements included in the Company's Forms 10-QSB, and services that are normally provided in connection with statutory or regulatory filings or engagements.

(2) These are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, such as addressing regulatory issues and internal audit questions.

(3) These are fees for professional services performed by Clark Schaefer with respect to tax compliance, tax advice and tax planning, such as the preparation of federal, state and local tax returns.

(4) These are fees for any other work that is not included in any of the above categories, such as the review of the Company's business plan and strategies.

      The Company's Audit Committee pre-approves all services to be performed by its independent auditor, and during 2004, all services provided by Clark Schaefer for the Company were approved in advance by the Audit Committee.

                              STOCKHOLDER PROPOSALS

      Stockholder Proposals Pursuant to Rule 14a-8. In order to be considered for inclusion in the proxy materials distributed to the Company's stockholders for the 2006 Annual Meeting of Stockholders, a stockholder proposal pursuant to SEC Rule 14a-8 must be received by the Company no later than November 25, 2005. Written requests for inclusion should be addressed to First Franklin Corporation, Attn: Secretary, 4750 Ashwood Drive, Cincinnati, Ohio 45241. Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act.

      Other Stockholder Proposals. With respect to any other stockholder proposal, the proxy card for the 2006 Annual Meeting will grant the named proxies the authority to vote in their discretion on any matters raised at the 2006 Annual Meeting, without mention of the matter in the proxy materials for the meeting, unless (i) the Company is notified of such proposal not later than February 8, 2006, and (ii) the proponent complies with the other requirements set forth in SEC Rule 14a-4.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than the matters described in this Proxy Statement. However, if any other matter properly comes before the Meeting, the holders of the proxies will act upon such matter in their best judgment.

      The Company's 2004 Annual Report to Stockholders, including financial statements, is enclosed with this Proxy Statement. Any stockholder who has not received a copy of the 2004 Annual Report may obtain a copy by writing to the Company. The 2004 Annual Report is not part of the proxy solicitation materials and is not incorporated herein by reference.

                                        BY ORDER OF THE BOARD OF DIRECTORS

Cincinnati, Ohio                        Thomas H. Siemers
March 25, 2005                          President and Chief Executive Officer

                                 REVOCABLE PROXY
                           FIRST FRANKLIN CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2005

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard H. Finan, Donald E. Newberry, Sr., Thomas H. Siemers and Mary W. Sullivan, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of Common Stock of First Franklin Corporation (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held on April 25, 2005, at the corporate office of the Company located at 4750 Ashwood Drive, Cincinnati, Ohio 45241, at 3:00 p.m. local time and at any and all adjournments thereof, as indicated on the reverse.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Meeting, a Proxy Statement dated March 25, 2005, and a copy of the 2004 Annual Report to Stockholders.

Dated:______________________, 2005         Dated:________________________, 2005

__________________________________         ____________________________________
Print name of stockholder                  Print name of stockholder

__________________________________         ____________________________________
Signature of stockholder                   Signature of stockholder

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE
                        ENCLOSED POSTAGE-PAID ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND FOR RATIFICATION OF THE SELECTION OF THE AUDITORS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

This proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or submits a later-dated proxy or written revocation to the Company prior to the commencement of voting at the Meeting.

The Board of Directors recommends a vote "FOR" the nominee listed and "FOR" the ratification of the selection of the independent auditors.

1.    The reelection of one director for a term expiring in 2008: John L.
      Nolting

      ______ FOR the nominee listed         ______ WITHHOLD authority to vote
             above (except as otherwise            for the nominee listed above
             indicated)

                                                       FOR    AGAINST   ABSTAIN

2.    The ratification of the selection of Clark,
      Schaefer, Hackett & Co. as the Company's
      independent auditors for the fiscal year
      ended December 31, 2005.                         ____    ____      ____

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                       (TO BE SIGNED ON THE REVERSE SIDE)